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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 27, 2005

                               SUPERIOR ESSEX INC.
             (Exact name of registrant as specified in its charter)

              Delaware                     0-50514             20-0282396
  (State or other jurisdiction of        (Commission         (IRS Employer
           incorporation)                File Number)      Identification No.)

  150 Interstate North Parkway, Atlanta, Georgia                  30339
     (Address of Principal Executive Offices)                   (Zip Code)

                                 (770) 657-6000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01.   REGULATION FD DISCLOSURE.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

     On July 27, 2005, Superior Essex Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 -  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits

Exhibit            Description
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99.1               Press release, dated July 27, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUPERIOR ESSEX INC.

Dated: July 27, 2005

                                    By:    /s/ David S. Aldridge
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                                    Name:  David S. Aldridge
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

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